UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On September 13, 2017, William Lyon Homes, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with WLH Recovery Acquisition LLC (the “Selling Stockholder”) and Credit Suisse Securities (USA) LLC (the “Underwriter”), relating to the sale by the Selling Stockholder of an aggregate amount of 3,322,666 shares of the Company’s Class A Common Stock, $0.01 par value per share (the “Shares”). The Shares were purchased by the Underwriter from the Selling Stockholder at a price of $23.81 per Share. The offering of the Shares closed on September 18, 2017. The Company did not sell any Shares in this offering or receive any proceeds from this offering.

The offering described in this current report on Form 8-K was effected under the Company’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission on March 20, 2014 (File No. 333-194517).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference in this Item 8.01.

On September 13, 2017, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 13, 2017, among the Company, WLH Recovery Acquisition, LLC and Credit Suisse Securities (USA) LLC

99.1	Press Release dated September 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2017	WILLIAM LYON HOMES

	By:	/S/ COLIN T. SEVERN
Colin T. Severn Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2017, among the Company, WLH Recovery Acquisition LLC and Credit Suisse Securities (USA) LLC

99.1	Press Release dated September 13, 2017